                                                                 EXHIBIT 10(ddd)
================================================================================


                               CREDIT AGREEMENT

                         dated as of October 19, 2000

                                     among

                        OVERSEAS PARTNERS CAPITAL CORP.

                               as the Borrower,

                            OVERSEAS PARTNERS LTD.

                               as the Guarantor,

                        VARIOUS FINANCIAL INSTITUTIONS,

                                as the Lenders,

                                      and

                    BANK OF AMERICA, NATIONAL ASSOCIATION,

                    as Administrative Agent for the Lenders


================================================================================

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I  DEFINITIONS....................................................................  1
     SECTION 1.1  Definitions.............................................................  1
     SECTION 1.2  Other Interpretive Provisions........................................... 14
     SECTION 1.3  Accounting Principles................................................... 15

ARTICLE II  THE CREDIT.................................................................... 15
     SECTION 2.1  Loan Commitment......................................................... 15
     SECTION 2.2  Loan Accounts........................................................... 15
     SECTION 2.3  Procedure for Borrowing................................................. 15
     SECTION 2.4  Conversion and Continuation Elections................................... 16
     SECTION 2.5  Repayments.............................................................. 17
     SECTION 2.6  Interest................................................................ 18
     SECTION 2.7  Fees.................................................................... 18
     SECTION 2.8  Computation of Fees and Interest........................................ 19
     SECTION 2.9  Payments by the Borrower................................................ 19
     SECTION 2.10  Sharing of Payments, Etc............................................... 19

ARTICLE III  TAXES, YIELD PROTECTION AND ILLEGALITY....................................... 20
     SECTION 3.1  Taxes................................................................... 20
     SECTION 3.2  Illegality.............................................................. 21
     SECTION 3.3  Increased Costs and Reduction of Return................................. 22
     SECTION 3.4  Funding Losses.......................................................... 22
     SECTION 3.5  Inability to Determine Rates............................................ 23
     SECTION 3.6  Certificates of Lenders................................................. 23
     SECTION 3.7  Substitution of Lenders................................................. 24
     SECTION 3.8  Survival................................................................ 24

ARTICLE IV  REPRESENTATIONS AND WARRANTIES................................................ 24
     SECTION 4.1  Due Organization, Authorization, etc.................................... 24
     SECTION 4.2  Statutory Financial Statements.......................................... 25
     SECTION 4.3  GAAP Financial Statements............................................... 25
     SECTION 4.4  Litigation and Contingent Liabilities................................... 26
     SECTION 4.5  Regulated Entity........................................................ 26
     SECTION 4.6  Regulations U and X..................................................... 26
     SECTION 4.7  Proceeds................................................................ 26
     SECTION 4.8 Injunctions, Orders...................................................... 27
     SECTION 4.9  No Default.............................................................. 27
     SECTION 4.10  ERISA Compliance....................................................... 27
     SECTION 4.11  Title to Properties.................................................... 28
     SECTION 4.12  Accuracy of Information................................................ 28

     SECTION 4.13  Subsidiaries........................................................... 28
     SECTION 4.14  Insurance.............................................................. 28
     SECTION 4.15  Insurance Licenses..................................................... 28
     SECTION 4.16  Taxes.................................................................. 28
     SECTION 4.17  Securities Laws........................................................ 29
     SECTION 4.18  Compliance with Laws................................................... 29

ARTICLE V  AFFIRMATIVE COVENANTS.......................................................... 29
     SECTION 5.1  Reports, Certificates and Other Information............................. 29
     SECTION 5.2  Corporate Existence; Foreign Qualification.............................. 33
     SECTION 5.3  Books, Records and Inspections.......................................... 33
     SECTION 5.4  Insurance............................................................... 33
     SECTION 5.5  Taxes and Liabilities................................................... 33
     SECTION 5.6  Employee Benefit Plans.................................................. 33
     SECTION 5.7  Compliance with Laws.................................................... 33
     SECTION 5.8  Maintenance of Permits.................................................. 34
     SECTION 5.9  Conduct of Business..................................................... 34
     SECTION 5.10 Environmental Laws...................................................... 34

ARTICLE VI  NEGATIVE COVENANTS............................................................ 34
     SECTION 6.1 Limitations on Debts..................................................... 34
     SECTION 6.2  Limitation on Liens..................................................... 34
     SECTION 6.3  Net Worth............................................................... 36
     SECTION 6.4  Disposition of Assets................................................... 36
     SECTION 6.5  Mergers, Consolidations and Acquisitions................................ 36
     SECTION 6.6  Regulations U and X..................................................... 36
     SECTION 6.7  Other Agreements........................................................ 36
     SECTION 6.8  Transactions with Affiliates............................................ 37
     SECTION 6.9  Restrictions On Negative Pledge Agreements.............................. 37
     SECTION 6.10  No Amendment of Certain Documents...................................... 37
     SECTION 6.11  Dividends, Etc......................................................... 37

ARTICLE VII  EVENTS OF DEFAULT AND THEIR EFFECT........................................... 37
     SECTION 7.1  Events of Default....................................................... 37
     SECTION 7.2  Effect of Event of Default.............................................. 40

ARTICLE VIII  CONDITIONS.................................................................. 40
     SECTION 8.1  Conditions to Occurrence of the Effective Date.......................... 40
     SECTION 8.2  Conditions to All Credit Extensions..................................... 41

ARTICLE IX  THE ADMINISTRATIVE AGENT...................................................... 42
     SECTION 9.1  Appointment and Authorization........................................... 42

     SECTION 9.2  Delegation of Duties.................................................... 42
     SECTION 9.3  Liability of Administrative Agent....................................... 42
     SECTION 9.4  Reliance by Administrative Agent........................................ 43
     SECTION 9.5  Notice of Default....................................................... 43
     SECTION 9.6  Credit Decision......................................................... 43
     SECTION 9.7  Indemnification......................................................... 44
     SECTION 9.8  Administrative Agent in Individual Capacity............................. 44
     SECTION 9.9  Successor Administrative Agent.......................................... 45
     SECTION 9.10  Withholding Tax........................................................ 45

ARTICLE X  GUARANTY....................................................................... 47
     SECTION 10.1  Guaranty............................................................... 47
     SECTION 10.2  Acceleration of Guaranty............................................... 47
     SECTION 10.3  Guaranty Absolute, etc................................................. 47
     SECTION 10.4  Reinstatement, etc..................................................... 48
     SECTION 10.5  Waiver, etc............................................................ 49
     SECTION 10.6  Waiver of Subrogation and Contribution................................. 49

ARTICLE XI  MISCELLANEOUS................................................................. 49
     SECTION 11.1  Amendments and Waivers................................................. 49
     SECTION 11.2  Notices................................................................ 50
     SECTION 11.3  No Waiver; Cumulative Remedies......................................... 51
     SECTION 11.4  Costs and Expenses..................................................... 51
     SECTION 11.5  Indemnity.............................................................. 51
     SECTION 11.6  Payments Set Aside..................................................... 52
     SECTION 11.7  Successors and Assigns................................................. 52
     SECTION 11.8  Assignments, Participations, etc....................................... 52
     SECTION 11.9  Confidentiality........................................................ 54
     SECTION 11.10  Set-off............................................................... 54
     SECTION 11.11  Notification of Addresses, Lending Offices, Etc....................... 55
     SECTION 11.12  Counterparts.......................................................... 55
     SECTION 11.13  Severability.......................................................... 55
     SECTION 11.14  No Third Parties Benefitted........................................... 55
     SECTION 11.15  Governing Law and Jurisdiction........................................ 55
     SECTION 11.16  Waiver of Jury Trial.................................................. 56
     SECTION 11.17  Currency Indemnity.................................................... 56
     SECTION 11.18  Entire Agreement...................................................... 57

                               CREDIT AGREEMENT
                               ----------------

     THIS CREDIT AGREEMENT, dated as of October 19, 2000, is entered into by and among Overseas Partners Capital Corp., a Delaware corporation (the "Borrower"), Overseas Partners Ltd., a Bermuda company (the "Guarantor"), various financial institutions which are parties hereto (the "Lenders"), and Bank of America, National Association, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Borrower desires to obtain a credit facility from the Lenders whereby the Lenders would make loans to the Borrower upon the terms and conditions set forth in this Agreement; and

     WHEREAS, the Guarantor is the 100% owner of the Borrower and it is in the Guarantor's financial interest to guaranty the obligations of the Borrower hereunder;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          SECTION I.1  Definitions.  When used herein the following terms shall
                       ------------
have the following meanings:

          Administrative Agent means (a) Bank of America, National Association,
          --------------------
in its capacity as administrative agent for the Lenders, and (b) each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.9.
                  -----------

          Affiliate of any Person means any other Person which, directly or
          ---------
indirectly, controls or is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be:

          (a) "controlled by" any other Person if such other Person possesses, directly or indirectly, power:

               (i) to vote 20% or more of the securities having at the time of any determination hereunder voting power for the election of directors of such Person; or

               (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; or

          (b) "controlled by" or "under common control with" such other Person if such other Person is the executor, administrator, or other personal representative of such Person.

          Agent-Related Persons means BofA (and any successor administrative
          ---------------------
agent arising under Section 9.9), together with their respective Affiliates, and
                    -----------
the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          Agent's Payment Office means the address for payments set forth on
          ----------------------
Schedule 10.2 in relation to the Administrative Agent, or such other address as
- -------------
the Administrative Agent may from time to time specify.

          Agreement means this Credit Agreement.
          ---------

          Annual Statement means the annual financial statement of the Guarantor
          ----------------
or any Insurance Subsidiary as required to be filed with the Minister (or similar Governmental Authority) of the Guarantor's or such Insurance Subsidiary's domicile, together with all exhibits or schedules filed therewith, prepared in conformity with SAP. References to amounts on particular exhibits, schedules, lines, pages and columns of the Annual Statement are based on the format promulgated by the Minister for the 1999 Annual Statements. If such format is changed in future years so that different information is contained in such items or they no longer exist, it is understood that the reference is to information consistent with that reported in the referenced item in the 1999 Annual Statement of such Insurance Subsidiary.

          Applicable Margin means (a) in the case of Offshore Rate Loans, 0.45%
          -----------------
and (b) in the case of Base Rate Loans, 0%.

          Asset Sale means any sale, lease (other than ordinary course of
          ----------
business leases), transfer or other disposition (including by way of merger or consolidation or joint venture) of any Asset to be Sold.

          Assets to be Sold means the real estate assets listed on Schedule 1.1.
          -----------------                                        ------------

          Assignee is defined in Section 11.8(a).
          --------               ---------------

          Assignment and Acceptance is defined in Section 11.8(a).
          -------------------------               ---------------

          Attorney Costs means and includes all reasonable fees and
          --------------
disbursements of any law firm or other external counsel, the reasonable allocated cost of internal legal services and all reasonable disbursements of internal counsel.

          Authorized Officers means those officers of the Borrower or the
          -------------------
Guarantor, as the case may be, whose signatures and incumbency shall have been certified to the Administrative Agent pursuant to Section 8.1(c).
                                                  --------------

          Base Rate means, for any day, the higher of:  (a)  0.50% per annum
          ---------
above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in Charlotte, North Carolina, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          Base Rate Loan means a Loan that bears interest based on the Base
          --------------
Rate.

          BofA means Bank of America, National Association, a national banking
          ----
association.

          Borrowing means a borrowing hereunder consisting of Loans of the same
          ---------
Type made to the Borrower on the same day by the Lenders under Article II, and,
                                                               ----------
other than in the case of Base Rate Loans, having the same Interest Period.

          Borrowing Date means any date on which a Borrowing occurs under
          --------------
Section 2.4.
- -----------

          Borrower is defined in the Preamble.
          --------                   --------

          Business Day means any day other than a Saturday, Sunday or other day
          ------------
on which commercial banks in New York City, Chicago, Dallas, Charlotte or (except in determining applicable rates hereunder) Hamilton, Bermuda are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable eurodollar interbank market.

          Capital Adequacy Regulation means any guideline, request or directive
          ---------------------------
of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any Lender or of any corporation controlling a Lender.

          Capitalized Lease means, as to any Person, any lease which is or
          -----------------
should be capitalized on the balance sheet of such Person in accordance with GAAP, together with any other lease which is in substance a financing lease, including, without limitation, any lease under which (a) such Person has or will have an option to purchase the property subject thereto at a nominal amount or an amount less than a reasonable estimate of the fair market value of such property as of the date the lease is entered into or (b) the term of the lease approximates or exceeds the expected useful life of the property leased thereunder.

          Catastrophe Bond means any note, bond or other Debt instrument or any
          ----------------
swap or other similar agreement which has a catastrophe, weather or other risk feature linked to payments thereunder and which, in the case of Catastrophe Bonds purchased by the Guarantor or any of its Subsidiaries, are purchased in accordance with its customary reinsurance underwriting procedures.

          Change in Control shall be deemed to have occurred if (a) any sale,
          -----------------
lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Guarantor occurs; (b) any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is or becomes, directly or indirectly, the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of securities of the Guarantor that represent 51% or more of the combined voting power of the Guarantor's then outstanding securities; (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Guarantor (together with any new directors whose election by the Board of Directors or whose nomination by the stockholders of the Guarantor was approved by a vote of the directors of the Guarantor then still in office who are either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Guarantor's Board of Directors then in office or (d) the Guarantor ceases to own 100% of the voting and beneficial interest of the Borrower.

          Code  means the Internal Revenue Code of 1986, as amended and any
          ----
successor statute of similar import, together with the regulations thereunder, as amended, reformed or otherwise modified and in effect from time to time. References to sections of the Code shall be construed to also refer to successor sections.

          Compliance Certificate means a certificate substantially in the form
          ----------------------
of Exhibit C but with such changes as the Administrative Agent may from time to
   ---------
time request for purposes of monitoring the Guarantor's compliance herewith.

          Contingent Liability means any agreement, undertaking or arrangement
          --------------------
by which any Person (outside the ordinary course of business) guarantees, endorses, acts as surety for or otherwise becomes or is contingently liable for (by direct or indirect agreement, contingent or otherwise, to provide funds for payment by, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Debt, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or for the payment of dividends or other distributions upon the shares of any other Person or undertakes or agrees (contingently or otherwise) to purchase, repurchase, or otherwise acquire or become responsible for any Debt, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition of any other Person, or to make payment or transfer property to any other Person other than for fair value received; provided, however, that obligations of the Guarantor or
                         --------  -------
any of its Subsidiaries under Primary Policies or Reinsurance Agreements which are entered into in the ordinary course of business (including security posted to secure obligations thereunder) shall not be deemed to be Contingent Liabilities of such Person for the purposes of this Agreement. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the lesser of (i) the outstanding principal amount (or maximum permitted principal amount, if larger) of the Debt, obligation or other liability guaranteed or supported thereby or (ii) the maximum stated amount so guaranteed or supported.

          Contractual Obligation means, relative to any Person, any obligation,
          ----------------------
commitment or undertaking under any agreement or other instrument to which such Person is a party or by which it or any of its property is bound or subject.

          Controlled Group means the Guarantor and any corporation, trade or
          ----------------
business that is, along with the Guarantor, a member of a controlled group of corporations or a controlled group of trades or businesses as described in sections 414(b) and 414(c), respectively, of the Code or in section 4001 of ERISA.

          Credit Extension means making, continuing or converting any Loan at
          ----------------
the request of the Borrower.

          Debt means, with respect to any Person, at any date, without
          ----
duplication, (a) all obligations of such Person for borrowed money or in respect of loans or advances (including, without limitation, any such obligation issued by such Person that qualify as Catastrophe Bonds described in clause (a) of the definition thereof net of any escrow established (whether directly or to secure any letter of credit issued to back such Catastrophe Bonds) in connection with such Catastrophe Bonds); (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) all obligations in respect of letters of credit which have been drawn but not reimbursed by the Person for whose account such letter of credit was issued, and bankers' acceptances issued for the account of such Person; (d) all obligations in respect of Capitalized Leases of such Person; (e) all net Hedging Obligations of such Person; (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services; (g) Debt of such Person secured by a Lien on property owned or being purchased by such Person (including Debt arising under conditional sales or other title retention agreements) whether or not such Debt is limited in recourse (it being understood, however, that if recourse is limited to such property, the amount of such Debt shall be limited to the lesser of the face amount of such Debt and the fair market value of all property of such Person securing such Debt); (h) any Debt of another Person secured by a Lien on any assets of such first Person, whether or not such Debt is assumed by such first Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such Debt, the amount of the Debt of such person in connection therewith shall be limited to the lesser of the face amount of such Debt and the fair market value of all property of such Person securing such Debt); and (i) any Debt of a partnership in which such Person is a general partner unless such Debt is nonrecourse to such Person; and provided that, notwithstanding anything to contrary contained herein, Debt shall not include
(x) issued, but undrawn, letters of credit which have been issued to reinsurance cedents in the ordinary course of business, (y) unsecured current liabilities incurred in the ordinary course of business and paid within 90 days after the due date (unless contested diligently in good faith by appropriate proceedings and, if requested by the Administrative Agent, reserved against in conformity with GAAP) other than liabilities that are for money borrowed or are evidenced by bonds, debentures, notes or other similar instruments (except as described in clause (x) above) or (z) any obligations of such Person under any Reinsurance Agreement or any Primary Policy.

          Default means any condition or event, which, after notice or lapse of
          -------
time or both, would constitute an Event of Default.

          Department is defined in Section 4.2.
          ----------               -----------

          Dollar(s) and the sign "$" means lawful money of the United States of
          ---------               -
America.

          Effective Date means the date on which the conditions precedent for
          --------------
the effectiveness of this Agreement specified in Section 8.1 shall be met.
                                                 -----------

          Eligible Assignee means (a) a commercial bank organized under the laws
          -----------------
of the United States, any state thereof, or the District of Columbia and having a combined capital and surplus of at least $250,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a branch or agency located in the United States; (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or
(iii) a Person of which a Lender is a Subsidiary; (d) mutual funds, pension funds and other institutional investors (except an Affiliate of the Guarantor) regularly engaged in the making of commercial loans, and (e) any Lender.

          Environmental Claims means all claims, however asserted, by any
          --------------------
Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law.

          Environmental Laws means the Comprehensive Environmental Response,
          ------------------
Compensation, and Liability Act (42 U.S.C. 9601 et seq.), the Resource
                                                -- ---
Conversation and Recovery Act (42 U.S.C. 6901 et seq.), the Federal Water
                                              -- ---
Pollution Control Act (33 U.S.C. 1251 et seq.), the Clean Air Act (42 U.S.C.
                                      -- ---
7401 et seq.) the Toxic Substances Control Act (15 U.S.C. 2601 et seq.), and
     -- ---                                                    -- ---
the Occupational Safety and Health Act (29 U.S.C.  651 et seq.), the Oil
                                                       -- ---
Pollution Act of 1990 (33 U.S.C. 2701 et seq.) (P.L. 101-380), the Hazardous
                                      -- ---
Material Transportation Act (49 U.S.C. 1801 et seq.), and any analogous or
                                            -- ---
future federal, or present or future applicable state or local, statutes and the regulations promulgated thereunder.

          ERISA means the Employee Retirement Income Security Act of 1974, as
          -----
amended, and any successor statute of similar import, together with the regulations promulgated thereunder and under the Code, in each case as in effect from time to time. References to sections of ERISA also refer to successor sections.

          ERISA Event means, with respect to the Borrower, (a) a Reportable
          -----------
Event (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC under regulations issued under section 4043 of ERISA), (b) the withdrawal of the Borrower or any Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in section 4001(a)(2) of ERISA if such withdrawal would have a Material Adverse Effect on the Borrower or on the Guarantor and its Subsidiaries taken as a whole, (c) the filing of a notice of intent to terminate a Plan under a distress termination or the treatment of a Plan amendment as a distress termination under section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC under section 4042 of ERISA, (e) the failure to make required contributions which would result in the imposition of a Lien under section 412 of the Code or section 302 of ERISA, or (f) any other event or condition which might reasonably be expected to constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          Event of Default means any of the events described in Section 7.1.
          ----------------                                      -----------

          Executive Officer means, as to any Person, the president, the chief
          -----------------
financial officer, the chief executive officer, the general counsel, the treasurer or the secretary.

          Federal Funds Rate means, for any day, the rate set forth in the
          ------------------
weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

          Fiscal Quarter means any quarter of a Fiscal Year.
          --------------

          Fiscal Year means any period of twelve consecutive calendar months
          -----------
ending on the last day of December.

          FRB means the Board of Governors of the Federal Reserve System, and
          ---
any Governmental Authority succeeding to any of its principal functions.

          GAAP means generally accepted accounting principles set forth from
          ----
time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

          Governmental Authority means any nation or government, any state or
          ----------------------
other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Guarantor is defined in the preamble.
          ---------

          Hedging Obligations means, with respect to any Person, the net
          -------------------
liability of such Person under any futures contract or options contract (including property catastrophe futures and options), interest rate swap agreements and interest rate collar agreements and all other agreements or arrangements (other than Retrocession Agreements and Catastrophe Bonds) designed to protect such Person against catastrophic events, fluctuations in interest rates or currency exchange rates.

          Indemnified Liabilities is defined in Section 11.5.
          -----------------------               ------------

          Indemnified Person is defined in Section 11.5.
          ------------------               ------------

          Insurance Code means, with respect to the Guarantor or any Insurance
          --------------
Subsidiary, the Insurance Code of the Guarantor's or such Insurance Subsidiary's domicile and any successor statute of similar import, together with the regulations thereunder, as amended or otherwise modified and in effect from time to time. References to sections of the Insurance Code shall be construed to also refer to successor sections.

          Insurance Policies means policies purchased from insurance companies
          ------------------
by the Guarantor or any of its Subsidiaries, for its own account to insure against its own liability and property loss (including, without limitation, casualty, liability and workers' compensation insurance), other than Retrocession Agreements.

          Insurance Subsidiary means any Subsidiary of the Guarantor which is
          --------------------
licensed by any Governmental Authority to engage in the insurance business.

          Interest Payment Date means, as to any Offshore Rate Loan, the last
          ---------------------
day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter.

          Interest Period means as to any Offshore Rate Loan, the period
          ---------------
commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two or three months thereafter as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation;

     provided that:
     --------

          (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

          (ii) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

          (iii) no Interest Period for any Loan shall extend beyond the Stated Maturity Date.

          IRS means the U.S. Internal Revenue Service, and any Governmental
          ---
Authority succeeding to any of its principal functions under the Code.

          Lenders is defined in the Preamble.
          -------                   --------

          Lending Office means, as to any Lender, the office or offices of such
          --------------
Lender specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as
the case may be, on Schedule 11.2, or such other office or offices as such
                    -------------
Lender may from time to time notify the Borrower and the Administrative Agent.

          License(s) is defined in Section 4.16.
          ----------               ------------

          Lien  means, when used with respect to any Person, any interest in any
          ----
real or personal property, asset or other right held, owned or being purchased or acquired by such Person for its own use, consumption or enjoyment which secures payment or performance of any obligation and shall include any mortgage, lien, pledge, encumbrance, charge, retained title of a conditional vendor or lessor, or other security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, retention of title, financing or similar statement or notice, or other encumbrance arising as a matter of law, judicial process or otherwise.

          Loan means a loan by a Lender to the Borrower under Article II, and
          ----
may be a Base Rate Loan or an Offshore Rate Loan (each, a "Type" of Loan).
                                                           ----

          Loan Documents means this Agreement, and all other agreements,
          --------------
instruments, certificates, documents, schedules or other written indicia delivered by the Guarantor or any of its Subsidiaries in connection with any of the foregoing.

          Margin Stock means "margin stock" as such term is defined in
          ------------
Regulation U or X of the FRB.

          Material Adverse Effect means, the occurrence of an event (including
          -----------------------
any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), which has or could reasonably be expected to have a materially adverse effect on:

          (a) the assets, business, financial condition or operations of the Guarantor and its Subsidiaries taken as a whole; or

          (b) the ability of the Borrower or the Guarantor to perform any of its payment or other material obligations under any of the Loan Documents; or

          (c) the legality, validity, binding effect or enforceability against the Borrower or the Guarantor of any Loan Document that by its terms purports to bind the Borrower or the Guarantor.

          Minister means the Minister of Finance of Bermuda or similar
          --------
Governmental Authority in the applicable jurisdiction.

          Multiemployer Plan means a "multiemployer plan" as defined in section
          ------------------
4001(a)(3) of ERISA, and to which the Guarantor or any of the Subsidiaries is making, or is obligated to make, contributions, or has made, or has been obligated to make, contributions.

          Net Cash Proceeds means with respect to any Asset Sale, the proceeds
          -----------------
thereof in the form of cash or cash equivalents including payments of principal and interest in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or cash equivalents net of (i) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire indebtedness where payment of such indebtedness is secured by the assets or properties the subject of such Asset Sale (or, in the case of the Mawah Facility, the indebtedness required to be repaid upon sale of such asset), (iv) amounts required to be paid to any Person (other than the Guarantor or any Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale, (v) escrows for taxes and other prorated items, and (vi) appropriate amounts to be provided by the Guarantor or any Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Guarantor or any such Subsidiary, as the case may be, after such Asset Sale, including real estate true-ups, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Administrative Agent within three (3) Business Days of the closing of such Asset Sale.

          Net Worth means the shareholders' equity of the Guarantor on a
          ---------
consolidated basis, calculated in accordance with GAAP.

          Notice of Borrowing means a notice in substantially the form of
          -------------------
Exhibit A.
- ---------

          Notice of Conversion/Continuation means a notice in substantially the
          ---------------------------------
form of Exhibit B.
        ---------

          Obligations means all obligations and liabilities of the Borrower to
          -----------
the Administrative Agent, or any of the Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, recourse or nonrecourse or now or hereafter existing or due or to become due, whether for principal, interest, fees, expenses, lease obligations, claims, indemnities or otherwise, under or in connection with this Agreement or any other Loan Document.

          Offshore Rate means, for any Interest Period, with respect to Offshore
          -------------
Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/100th of 1%) determined by the Administrative Agent as follows:

     Offshore Rate =                 LIBOR
                     ------------------------------------
              1.00 - Eurodollar Reserve Percentage

     Where,

          Eurodollar Reserve Percentage means for any day for any Interest
          -----------------------------
     Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

          LIBOR means the rate of interest per annum determined by the
          -----
     Administrative Agent to be the arithmetic mean (rounded upward to the next 1/100th of 1%) of the rates of interest per annum determined by the Administrative Agent as the rate of interest at which dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, an Offshore Rate Loan by the Administrative Agent or its Affiliates and having a maturity comparable to such Interest Period would be offered by the Administrative Agent to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

          The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

          Offshore Rate Loan means a Loan that bears interest based on the
          ------------------
Offshore Rate.

          Ordinary Course Litigation is defined in Section 4.4.
          --------------------------               -----------

          Organization Documents means, for any corporation, the certificate or
          ----------------------
articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

          Other Taxes means any present or future stamp or documentary taxes or
          -----------
any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

          Participants is defined in Section 11.8(d).
          ------------               ---------------

          PBGC  means the Pension Benefit Guaranty Corporation or any entity
          ----
succeeding to any or all of its functions.

          Permitted Liens is defined in Section 6.2.
          ---------------               -----------

          Person means any natural person, corporation, partnership, firm,
          ------
trust, limited liability company, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

          Plan  means any "employee pension benefit plan," as such term is
          ----
defined in ERISA, which is subject to Title IV of ERISA (other than a "Multiemployer Plan"), and as to which any entity in the Controlled Group has or may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA for any time within the preceding five years or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

          Primary Policies means any insurance policies issued by the Guarantor
          ----------------
or any Insurance Subsidiary.

          Pro Rata Share means as to any Lender at any time, the percentage
          --------------
equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time which such Lender's then outstanding principal amount of Loans is of the then aggregate outstanding principal amount of Loans of all Lenders.

          Reinsurance Agreements means any agreement, contract, treaty,
          ----------------------
certificate or other arrangement whereby the Guarantor or any Subsidiary agrees to assume from or reinsure an insurer or reinsurer all or part of the liability of such insurer or reinsurer under a policy or policies of insurance issued by such insurer or reinsurer including (for purposes of this Agreement) Catastrophe Bonds.

          Reportable Event means, any of the events set forth in Section 4043(b)
          ----------------
of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          Required Lenders means, at any time, Lenders then holding more than
          ----------------
50% of the then aggregate unpaid principal amount of the Credit Extensions.

          Requirement of Law for any Person means the Organization Documents of
          ------------------
such Person, and any law, treaty, rule, ordinance or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          Retrocession Agreements means any agreement, treaty, certificate or
          -----------------------
other arrangement whereby the Guarantor or any Insurance Subsidiary cedes to another insurer all or part of the Guarantor's or such Insurance Subsidiary's liability under a policy or policies of insurance reinsured by the Guarantor or such Insurance Subsidiary.

          SAP means, as to the Guarantor and each Insurance Subsidiary, the
          ---
statutory accounting practices prescribed or permitted by the Minister (or other similar authority) in the Guarantor's or such Insurance Subsidiary's domicile for the preparation of Annual Statements and other financial reports by insurance corporations of the same type as the Guarantor and such Insurance Subsidiary.

          Stated Maturity Date means the date which is six months from the date
          --------------------
the initial Loans are made under Section 2.1.
                                 ------------

          Statutory Financial Statements is defined in Section 4.2.
          ------------------------------               -----------

          Subsidiary means a Person of which the indicated Person and/or its
          ----------
other Subsidiaries, individually or in the aggregate, own, directly or indirectly, such number of outstanding shares or other equity interests as have at the time of any determination hereunder more than 50% of the ordinary voting power. Unless otherwise specified, "Subsidiary" shall mean a Subsidiary of the Guarantor.

          Taxes means any and all present or future taxes, levies, imposts,
          -----
deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or maintains a lending office.

          Welfare Plan means any "employee welfare benefit plan" as such term is
          ------------
defined in ERISA, as to which the Guarantor has any liability.

     SECTION I.2   Other Interpretive Provisions.  (a)  The meanings of defined
                   -----------------------------
terms are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

               (ii) The term "including" is not limiting and means "including without limitation."

               (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

          (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Administrative Agent, the Borrower, the Guarantor and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Administrative Agent merely because of the Administrative Agent's or Lenders' involvement in their preparation.

     SECTION I.3  Accounting Principles.  Unless otherwise defined or the
                  ---------------------
context otherwise requires, all financial and accounting terms used herein or in any of the Loan Documents or any certificate or other document made or delivered pursuant hereto shall be defined in accordance with GAAP or SAP, as the context may require. When used in this Agreement, the term "financial statements" shall include the notes and schedules thereto. In addition, when used herein, the terms "best knowledge of" or "to the best knowledge of" any Person shall mean matters within the actual knowledge of such Person (or an Executive Officer or general partner of such Person) or which should have been known by such Person after reasonable inquiry.


                                  ARTICLE II

                                  THE CREDIT

     SECTION II.1  Loan Commitment.  Upon and subject to the terms and
                   ---------------
conditions hereof, (a) each of the Lenders severally and for itself agrees to make a loan to the Borrower (collectively called the Loans and individually called a "Loan") on any Business Day on or before the fifth Business Day after the Effective Date, in such Lender's Pro Rata Share of such amounts not to exceed $135,000,000 as the Borrower may request from all Lenders. Any amount repaid may not be reborrowed.

     SECTION II.2  Loan Accounts.  The Loans made by each Lender shall be
                   -------------
evidenced by one or more loan accounts or records maintained by such Lender in the ordinary course of business and by one or more control accounts or records maintained by the Administrative Agent. The loan accounts and control accounts shall set forth the date and amount of each Loan, the Type of Loan, the applicable interest rate and Interest Period and the amounts of principal, interest and other sums paid and payable from time to time hereunder with respect thereto. The entries in each such account shall be conclusive, absent manifest error, of the amount of Loans made to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to any Obligations. In case of a discrepancy between the entries in the Administrative Agent's records and any Lender's records, such Lender's records shall be considered correct in the absence of manifest error.

     SECTION II.3  Procedure for Borrowing.  (a) The Loan shall be made upon the
                   -----------------------
Borrower's irrevocable written notice delivered to the Administrative Agent in the form of a Notice of Borrowing (which notice must be received by the Administrative Agent prior to 10:00 a.m. (Dallas time) (x) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; and
(y) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans, specifying:

          (i)    the requested Borrowing Date, which shall be a Business Day;

          (ii)   the Type of Loans comprising the Borrowing; and

          (iii) the duration of the Interest Period applicable to any Offshore Loans included in such notice.

          (b) The Administrative Agent will promptly notify each Lender of its receipt of the Notice of Borrowing and of the amount of such Lender's Pro Rata Share of that Borrowing.

          (c) Each Lender will make the amount of its Pro Rata Share of the Borrowing available to the Administrative Agent for the account of the Borrower at the Administrative Agent's Payment Office by 11:00 a.m. (Dallas time) on the Borrowing Date requested by the

Borrower in funds immediately available to the Administrative Agent. The proceeds of all such Loans will then be made available to the Borrower by the Administrative Agent by wire transfer in accordance with written instructions provided to the Administrative Agent by the Borrower of like funds as received by the Administrative Agent.

     SECTION II.4  Conversion and Continuation Elections.  (a)  The Borrower
                   -------------------------------------
may, upon irrevocable written notice to the Administrative Agent in accordance with Section 2.4(b):
     --------------

          (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Loans, to convert any such Loans (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $500,000 in excess thereof) into Loans of any other Type; or

          (ii) elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $500,000 in excess thereof).

          (b) The Borrower shall deliver a Notice of Conversion/ Continuation to be received by the Administrative Agent not later than 10:00 a.m. (Dallas time) at least (x) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans; and (y) one Business Day in advance of the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

          (i)    the proposed Conversion/Continuation Date;

          (ii)   the aggregate amount of Loans to be converted or continued;

          (iii) the Type of Loans resulting from the proposed conversion or continuation; and

          (iv) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Borrower has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans, as the case may be, or if any Default or Event of Default then exists, such Offshore Rate Loans shall convert automatically into Base Rate Loans effective as of the expiration date of such Interest Period.

          (d) The Administrative Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Borrower, the Administrative Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

          (e) After giving effect to any conversion or continuation of Loans, there may not be more than five (5) different Interest Periods in effect.

     SECTION II.5  Repayments. (a) Subject to Section 3.4, the Borrower may,
                   ----------                 -----------
at any time or from time to time, upon not less than three (3) Business Days' irrevocable notice to the Administrative Agent, ratably prepay Loans in whole or in part, in minimum amounts of $1,000,000 or any multiple of $500,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of any such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of prepayment of Offshore Rate Loans, accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.4. Any amounts prepaid may not be reborrowed.
            -----------

          (b) On each date that is three (3) Business Days after the receipt of any Net Cash Proceeds, the Borrower shall repay Loans in an amount equal to such Net Cash Proceeds together with, in the case of prepayment of Offshore Rate Loans, accrued interest to each such date on the amount prepaid and any amounts required to pursuant to Section 3.4. Any amounts prepaid may not be reborrowed.
                        -----------

          (c) The Borrower shall repay to the Lenders on the Stated Maturity Date the aggregate principal amount of Loans outstanding on such date.

          (d) The Borrower shall, immediately upon any acceleration of the maturity date of the Obligations pursuant to Section 7.2, repay the aggregate
                                             -----------
principal amount of Loans outstanding on such date.

     SECTION II.6  Interest. (a)  Each Loan shall bear interest on the
                   --------
outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to, the Offshore Rate or the Base Rate, as the case may be (and subject to the Borrower's right to convert to other Types of Loans under
Section 2.4), plus the Applicable Margin.
- -----------   ----

          (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Offshore Rate Loans under Section 2.5 for the portion of the Loans so prepaid
                          -----------
and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Administrative Agent at the request or with the consent of the Required Lenders.

          (c)  Notwithstanding clause (a) of this Section, after acceleration
                               ----------
or, at the election of the Required Lenders while any Event of Default exists, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Obligations, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Loans and, in the case of Obligations not subject to an interest rate, at a rate per annum equal to the Base Rate plus 2%; provided, however, that, on and after the expiration
                          --------  -------
of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus 2%.

          (d) Anything herein to the contrary notwithstanding, the obligations of the Borrower to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

     SECTION II.7  Fees.  (a) Underwriting Fee.  On the Effective Date, the
                   ----       ----------------
Borrower shall pay a $35,000 underwriting fee to the Administrative Agent for the Administrative Agent's own account.

          (b)  Additional Fee.    On the earlier of the Stated Maturity Date or
               --------------
the date the Loans are repaid in full, the Borrower shall pay to the Administrative Agent, for its own account, an additional fee of $170,000 unless on or before such date the Borrower or the Guarantor shall have entered into a syndicated credit facility arranged or placed by the Administrative Agent or its Affiliates.

     SECTION II.8  Computation of Fees and Interest.  (a) Interest on Base Rate
                   --------------------------------
Loans and shall be computed on the basis of a 365/366-day year and actual days elapsed. All computations of fees and other interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

          (b) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

     SECTION II.9  Payments by the Borrower.  (a)  All payments to be made by
                   ------------------------
the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Administrative Agent for the account of Persons entitled thereto at the Administrative Agent's Payment Office, and shall be made in Dollars and in immediately available funds, no later than 11:00 a.m. (Dallas time) on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Administrative Agent later than 11:00 a.m. (Dallas time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

          (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (c) Unless the Administrative Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

     SECTION II.10 Sharing of Payments, Etc.  If, other than as expressly
                   -------------------------
provided elsewhere herein, any Lender shall obtain on account of the Credit Extension made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; provided, however, that if
                                                     --------  -------
all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii)
the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.10) with respect to such participation as fully as if such Lender
   -------------
were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

                                  ARTICLE III

                    TAXES, YIELD PROTECTION AND ILLEGALITY

     SECTION III.1  Taxes. (a)  Any and all payments by the Borrower to each
                    -----
Lender or the Administrative Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrower shall pay all Other Taxes.

          (b) The Borrower agrees to indemnify and hold harmless each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Administrative Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Lender or the Administrative Agent makes written demand therefor.

          (c) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then:

          (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender, or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

          (ii)  the Borrower shall make such deductions and withholdings;

          (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

          (iv) the Borrower shall also pay, without duplication, to each Lender or the Administrative Agent for the account of such Person, at the time interest is paid, all additional amounts which the respective Person specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

          (d) Within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent.

          (e) If the Borrower is required to pay additional amounts to any Lender or the Administrative Agent pursuant to Section 3.1(c), then such Person
                                               --------------
shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Person is not otherwise disadvantageous to such Lender or inconsistent with such Person's internal policies.

     SECTION III.2  Illegality.  (a)  If any Lender determines that the
                    ----------
introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of that Lender to make Offshore Rate Loans shall be suspended until the Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

          (b) If a Lender determines that it is unlawful to maintain any Offshore Rate Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Administrative Agent), prepay in full such Offshore Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 4.4, either on the
                                                    -----------
last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such Offshore Rate Loan. If the Borrower is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

          (c) If the obligation of any Lender to make or maintain Offshore Rate Loans has been so terminated or suspended, the Borrower may elect, by giving notice to the Lender through the Administrative Agent that all Loans which would otherwise be made by the Lender as Offshore Rate Loans shall be instead Base Rate Loans.

          (d) Before giving any notice to the Administrative Agent under this Section, the affected Lender shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender or inconsistent with such Lender's internal policies.

     SECTION III.3  Increased Costs and Reduction of Return.  (a)  If any Lender
                    ----------------------------------------
determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore Rate) in or in the interpretation of any law or regulation or (ii) the compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loans, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs; provided that the Borrower shall not be obligated to pay any additional amounts which were incurred by such Lender more than 90 days prior to the date of such request.

          (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased or its rate of return is decreased as a consequence of its loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrower through the Administrative Agent, the Borrower shall pay to such Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate such Lender for such increase; provided that the Borrower shall not be obligated to pay any additional amounts which were incurred by such Lender more than 90 days prior to the date of such request.

     SECTION III.4  Funding Losses.  The Borrower shall reimburse each Lender
                    --------------
and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

          (a) the failure of the Borrower to make on a timely basis any payment of principal of any Offshore Rate Loan;

          (b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation that includes an Offshore Rate Loan;

          (c) the failure of the Borrower to make any prepayment in accordance with any notice delivered under Section 2.5;
                                -----------

          (d)  the prepayment (including pursuant to Section 2.5) or other
                                                     -----------
payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

          (e)  the automatic conversion under Section 2.4 of any Offshore Rate
                                              -----------
Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section and under Section 3.3(a), each Offshore Rate Loan made by a Lender (and each
          --------------
related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

     SECTION III.5  Inability to Determine Rates.  If the Administrative Agent
                    ----------------------------
determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or the Administrative Agent determines (or the Required Lenders advise the Administrative Agent) that the Offshore Rate applicable pursuant to Section 2.6(a) for any requested Interest Period with
                       --------------
respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Offshore Rate Loans, as the case may be, hereunder shall be suspended until the Administrative Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Conversion/ Continuation then submitted by it. If the Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans.

     SECTION III.6  Certificates of Lenders.  Any Person claiming reimbursement
                    -----------------------
or compensation under this Article III shall deliver to the Borrower (with a
                           -----------
copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to such

Person hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

     SECTION III.7  Substitution of Lenders.  Upon the receipt by the Borrower
                    -----------------------
from any Lender (an "Affected Lender") of a claim for compensation under Section
                     ---------------                                     -------
3.1, 3.2 or 3.3 the Borrower may:  (i) request the Affected Lender to use its
- ---  ---    ---
reasonable efforts to obtain a replacement bank or financial institution satisfactory to the Borrower to acquire and assume all or a ratable part of all of such Affected Lender's Loans (a "Substitute Lender"); (ii) request one more
                                    -----------------
of the other Lenders to acquire and assume all or part of such Affected Lender's Loans; or (iii) designate a Substitute Lender. Any such designation of a Substitute Lender under clause (i) or (iii) shall be subject to the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld).

     SECTION III.8  Survival.  The agreements and obligations of the Borrower in
                    --------
this Article III shall survive the payment of all other Obligations.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          To induce the Lenders to enter into this Agreement and to make Credit Extensions hereunder, the Guarantor represents and warrants as to itself and its Subsidiaries and the Borrower represents and warrants as to itself and its Subsidiaries to each Lender that:

     SECTION IV.1  Due Organization, Authorization, etc.  Each of the Guarantor
                   -------------------------------------
and each Subsidiary (a) is a corporation duly organized, validly existing and (to the extent applicable) in good standing under the laws of its jurisdiction of incorporation, (b) is duly qualified to do business and (to the extent applicable) in good standing in each jurisdiction where, because of the nature of its activities or properties, such qualification is required except where the failure to qualify would not have a Material Adverse Effect, (c) has the requisite corporate power and authority and the right to own and operate its properties, to lease the property it operates under lease, and to conduct its business as now and proposed to be conducted, and (d) has obtained all material licenses, permits, consents or approvals from or by, and has made all filings with, and given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct (including, without limitation, the consummation of the transactions contemplated by this Agreement) as to each of the foregoing, except where the failure to do so would not have a Material Adverse Effect. The future status of the Borrower and its Subsidiaries shall be effected in accordance with the resolutions adopted by the Borrower and attached hereto as Schedule 4.1. The
                                                           ------------
execution, delivery and performance by the Borrower and the Guarantor of this Agreement and the consummation of the transactions contemplated hereby and thereby are within its corporate powers and have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval, if required). Each of the Guarantor, the Borrower and the Subsidiaries which own Assets to be Sold has received all other material consents and approvals (if any shall be required) necessary for such execution, delivery and performance, and such execution, delivery and performance do not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon the Guarantor, the Borrower or such Subsidiaries. This Agreement and each of the Loan Documents is (or when executed and delivered will be) the legal, valid, and binding obligation of each of the Borrower and the Guarantor enforceable against the Borrower or the Guarantor, as the case may be, in accordance with its respective terms.

     SECTION IV.2  Statutory Financial Statements.  The Annual Statement of the
                   ------------------------------
Guarantor and each Insurance Subsidiary (including, without limitation, the provisions made therein for investments and the valuation thereof, reserves, policy and contract claims and statutory liabilities) as filed with the appropriate Governmental Authority of its jurisdiction of domicile (the "Department") delivered to each Lender prior to the execution and delivery of
 ----------
this Agreement, as of and for the 1999 Fiscal Year (the "Statutory Financial
                                                         -------------------
Statements"), have been prepared in accordance with SAP applied on a consistent
- ----------
basis (except as noted therein). Each such Statutory Financial Statement was in compliance with applicable law when filed. The Statutory Financial Statements fairly present the financial position, the results of operations and changes in equity of each such Person as of and for the respective dates and periods indicated therein in accordance with SAP applied on a consistent basis, except as set forth in the notes thereto or on Schedule 4.2. Except for liabilities
                                        ------------
and obligations, including, without limitation, reserves, policy and contract claims and statutory liabilities (all of which have been computed in accordance with SAP), disclosed or provided for in the Statutory Financial Statements, each such Person did not have, as of the respective dates of each of such financial statements, any liabilities or obligations (whether absolute or contingent and whether due or to become due) which, in conformity with SAP, applied on a consistent basis, would have been required to be or should be disclosed or provided for in such financial statements. All books of account of each such Person fully and fairly disclose all of the transactions, properties, assets, investments, liabilities and obligations of each such Person and all of such books of account are in the possession of each such Person and are true, correct and complete in all material respects.

     SECTION IV.3  GAAP Financial Statements.  (a)  The audited consolidated
                   -------------------------
financial statements of the Guarantor and its Subsidiaries for the Fiscal Year ending December 31, 1999 and the unaudited consolidated financial statements of the Guarantor and its Subsidiaries for the six months ended June 30, 2000 which have been delivered to the Lenders (i) are true and correct in all material respects, (ii) have been prepared in accordance with GAAP (except as disclosed therein and, in the case of interim financial statements, for the absence of footnote disclosures and normal year-end adjustments) and (iii) present fairly the consolidated financial condition of the Guarantor and its Subsidiaries at such dates, the results of their operations for the periods then ended and the investments and reserves for the periods then ended.

          (b) With respect to any representation and warranty which is deemed to be made after the date hereof by the Guarantor or the Borrower, the balance sheet and statements of operations, of shareholders' equity and of cash flow, which as of such date shall most recently have been furnished by or on behalf of the Guarantor to each Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby, shall have been prepared in accordance with GAAP consistently applied (except as disclosed therein and, in the case of interim financial statements, for the absence of footnote disclosures), and shall present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof for the periods then ended, subject, in the case of quarterly financial statements, to normal year-end audit adjustments.

          (c) There has been no change in the business, assets, operations or financial condition of the Guarantor or any Subsidiary which has had or could reasonably be expected to have a Material Adverse Effect since June 30, 2000.

     SECTION IV.4  Litigation and Contingent Liabilities.
                   -------------------------------------
(a) Except as set forth (including estimates of the dollar amounts involved) in
Schedule 4.4 hereto and (b) except for claims which are covered by Insurance
- ------------
Policies, coverage for which has not been denied in writing, or which relate to Primary Policies or Reinsurance Agreements issued by the Guarantor or its Subsidiaries or to which it is a party entered into by the Guarantor or its Subsidiaries in the ordinary course of business (referred to herein as "Ordinary
                                                                        --------
Course Litigation"), no claim, litigation (including, without limitation,
- -----------------
derivative actions), arbitration, governmental investigation or proceeding or inquiry is pending or, to the best knowledge of the Guarantor, threatened at law or in equity or before any Governmental Authority against the Guarantor or any of its Subsidiaries or their respective properties (i) which would, if adversely determined, have a Material Adverse Effect or (ii) which relates to any of the transactions contemplated hereby, and there is no basis known to the Guarantor or the Borrower for any of the foregoing. Other than any liability incident to such claims, litigation or proceedings, the Guarantor and its Subsidiaries have no material Contingent Liabilities not provided for or referred to in the financial statements delivered pursuant to Section 4.3.
                                           -----------

     SECTION IV.5  Regulated Entity.  Neither the Guarantor nor any of its
                   ----------------
Subsidiaries is an "investment company" or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended. Neither the Guarantor nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935 (other than
Section 9(a)(2) which by its terms is applicable to all Persons). The Guarantor is engaged in the insurance business and the Borrower and the majority of its Subsidiaries are engaged in the business of owning and leasing real and personal property. One of the Borrower's Subsidiaries is engaged in the business of managing real estate and another is an insurance agent.

     SECTION IV.6  Regulations U and X.  Neither the Guarantor nor any of its
                   -------------------
Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock.

     SECTION IV.7  Proceeds.  The proceeds of the Loans will be used for
                   --------
general corporate purposes including the purposes set forth in Schedule 4.1.
                                                               ------------
None of such proceeds will be used in violation of applicable law, and none of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any margin stock as defined in Regulation U of the FRB.

     SECTION IV.8  Injunctions, Orders.  No injunction, writ, temporary
                   -------------------
restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

     SECTION IV.9  No Default.  No Default or Event of Default exists or would
                   ----------
result from the incurring of any Obligations by the Borrower. As of the Effective Date, neither the Guarantor nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Effective Date, create an Event of Default under Section 7.1(e).
                                       --------------

     SECTION IV.10 ERISA Compliance.  (a)  Each Plan is in compliance in all
                   ----------------
material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code, and to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. The Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

          (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (iv) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, which in any one case or in the aggregate would result in a Material Adverse Effect.

     SECTION IV.11  Title to Properties.  The Guarantor, the Borrower and the
                    -------------------
Subsidiaries which own Assets to be Sold have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. The property of the Guarantor, the Borrower and the Subsidiaries which own Assets to be Sold is subject to no Liens, other than Permitted Liens.

     SECTION IV.12  Accuracy of Information.  All factual written information
                    -----------------------
furnished heretofore or contemporaneously herewith by the Guarantor or any of its Subsidiaries to the Administrative Agent or the Lenders for purposes of or in connection with this Agreement or any of the transactions contemplated hereby, as supplemented to the date hereof, is and all other such factual written information hereafter furnished by the Guarantor or any of its Subsidiaries to the Administrative Agent or the Lenders will be, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading.

     SECTION IV.13  Subsidiaries.  The Guarantor has no Subsidiaries other than
                    ------------
those specifically disclosed in part (a) of Schedule 4.13 hereto and the
                                            -------------
Guarantor and its Subsidiaries have no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of
Schedule 4.13.
- -------------

     SECTION IV.14  Insurance.  The properties of the Guarantor, the Borrower
                    ---------
and the Subsidiaries which own Assets to be Sold are insured with financially sound and reputable insurance companies not Affiliates of the Guarantor, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Guarantor, the Borrower or such Subsidiary operates.

     SECTION IV.15  Insurance Licenses.  Schedule 4.15 as revised from time to
                    ------------------   -------------
time by the Borrower pursuant to Section 5.1(j) lists all of the jurisdictions
                                 --------------
in which the Guarantor or any of the Insurance Subsidiaries hold licenses (including, without limitation, licenses or certificates of authority from applicable insurance departments), permits or authorizations to transact insurance and reinsurance business (collectively, the "Licenses"). Except as
                                                       --------
set forth on Schedule 4.15, to the best of the Guarantor's knowledge, no such
             -------------
License is the subject of a proceeding for
suspension or revocation or any similar proceedings, there is no sustainable basis for such a suspension or revocation, and no such suspension or revocation is threatened by the Department. Schedule 4.15 as revised from time to time by
                                 -------------
the Borrower pursuant to Section 5.1(j) indicates the line or lines of insurance
                         --------------
which the Guarantor or each such Insurance Subsidiary is permitted to be engaged in with respect to each License therein listed. Neither the Guarantor nor any Insurance Subsidiaries transact any insurance business, directly or indirectly, in any jurisdiction other than those enumerated on Schedule 4.15 as revised from
                                                   -------------
time to time by the Borrower pursuant to Section 5.1(j) hereto, where such
                                         --------------
business requires that any such Person obtain any license, permit, governmental approval, consent or other authorization.

     SECTION IV.16  Taxes.  The Guarantor and each of its Subsidiaries has
                    -----
filed all tax returns that are required to be filed by it, and has paid or provided adequate reserves for the payment of all material taxes, including, without limitation, all payroll taxes and federal and state withholding taxes, and all assessments payable by it that have become due, other than (a) those that are not yet delinquent or that are disclosed on Schedule 4.16 and are being
                                                     -------------
contested in good faith by appropriate proceedings and with respect to which reserves have been established, and are being maintained, in accordance with GAAP or (b) those which the failure to file or pay would not have a Material Adverse Effect. Except as set forth in Schedule 4.16, there is no ongoing audit
                                        -------------
or, to the Guarantor's or the Borrowers knowledge, other governmental investigation of the tax liability of the Guarantor or any of its Subsidiaries and there is no unresolved claim by a taxing authority concerning the Guarantor's or any such Subsidiary's tax liability, for any period for which returns have been filed or were due. As used in this Section 4.16, the term
                                                      ------------
"taxes" includes all taxes of any nature whatsoever and however denominated, including, without limitation, excise, import, governmental fees, duties and all other charges, as well as additions to tax, penalties and interest thereon, imposed by any government or instrumentality, whether federal, state, local, foreign or other.

     SECTION IV.17  Securities Laws.  Neither the Guarantor nor any Affiliate,
                    ---------------
nor anyone acting on behalf of any such Person, has directly or indirectly offered any interest in the Loans or any other Obligation for sale to, or solicited any offer to acquire any such interest from, or has sold any such interest to any Person that would subject the issuance or sale of the Loans or any other liability to registration under the Securities Act of 1933, as amended.

     SECTION IV.18  Compliance with Laws.  Neither the Guarantor nor any of its
                    --------------------
Subsidiaries is in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority, if the effect of such violation could reasonably be expected to have a Material Adverse Effect and, to the best of the Guarantor's knowledge, no such violation has been alleged and each of the Guarantor and its Subsidiaries (i) has filed in a timely manner all reports, documents and other materials required to be filed by it with any Governmental Authority, if such failure to so file could reasonably be expected to have a Material Adverse Effect; and the information contained in each of such filings is true, correct and complete in all material respects and
(ii) has retained all records and documents required to be retained by it pursuant to any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority, if the failure to so retain such records and documents could reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE V

                             AFFIRMATIVE COVENANTS

          Until the Loans and all other Obligations are paid in full each of the Borrower and the Guarantor agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

     SECTION V.1  Reports, Certificates and Other Information.  Furnish or
                  --------------------------------------------
cause to be furnished to the Administrative Agent and the Lenders:

          (a)  GAAP Financial Statements:
               -------------------------

          (i) Within 45 days after the close of each of the first three Fiscal Quarters of each Fiscal Year of the Guarantor, a copy of the unaudited consolidated balance sheets of the Guarantor and its Subsidiaries, as of the close of such quarter and the related consolidated statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, all prepared in accordance with GAAP (subject to normal year-end adjustments and except that footnote and schedule disclosure may be abbreviated) and the related consolidating balance sheets and income statements for such period and accompanied by the certification of the chief executive officer, chief financial officer or treasurer of the Guarantor that all such financial statements are complete and correct and present fairly in accordance with GAAP (subject to normal year-end adjustments) the consolidated results of operations and cash flows of the Guarantor as at the end of such Fiscal Quarter and for the period then ended.

          (ii) Within 90 days after the close of each Fiscal Year, a copy of the annual financial statements of the Guarantor and its Subsidiaries, consisting of audited consolidated and unaudited consolidating balance sheets and audited consolidated and unaudited consolidating statements of income and retained earnings and cash flows, setting forth in comparative form the consolidated figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP, certified without material qualification by the independent certified public accountants regularly retained by the Guarantor, or any other firm of independent certified public accountants of recognized national standing selected by the Guarantor and reasonably acceptable to the Required Lenders that all such financial statements are complete and correct and present fairly in accordance with GAAP the consolidated financial position and the consolidated results of operations and cash flows of the Guarantor and its Subsidiaries as at the end of such year and for the period then ended.

          (iii) On each date that financial statements are delivered pursuant to Section 5.1(a)(i) or (ii), a schedule in form and substance satisfactory
        -----------------    ----
     to the Administrative Agent setting forth claims schedule detail.

          (b)  Tax Returns.  If requested by the Administrative Agent, copies of
               -----------
all federal, state, local and foreign tax returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by the Guarantor or any of its Subsidiaries.

          (c)  SAP Financial Statements.  Within (i) 5 days after the date filed
               ------------------------
with the Minister for each of its Fiscal Years, but in any event within 125 days after the end of each Fiscal Year of each the Guarantor and each Insurance Subsidiary a copy of the Annual Statement of for such Fiscal Year, if any, required by such Department to be filed, each of which statements delivered to be prepared in accordance with SAP and accompanied by the certification of the chief financial officer or chief executive officer of such Person that such financial statement is complete and correct and presents fairly in accordance with SAP the financial position of such Subsidiary for the period then ended.

          (d)  Notice of Default, etc.  Immediately after an Executive Officer
               ----------------------
of the Borrower or the Guarantor knows or has reason to know of the existence of any Default, or any development or other information which would have a Material Adverse Effect, telephonic or telegraphic notice specifying the nature of such Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within three (3) Business Days.

          (e)  Other Information.  The following certificates and other
               -----------------
information related to the Borrower and the Guarantor:

          (i) Within five (5) Business Days of receipt, a copy of any financial examination reports by a Governmental Authority with respect to the Guarantor or the Insurance Subsidiaries relating to the insurance business of the Guarantor or the Insurance Subsidiaries (when, and if, prepared).

          (ii) Copies of all filings (other than nonmaterial tax and insurance rate and other ministerial regulatory filings) with Governmental Authorities by the Guarantor or any Subsidiary not later than five (5) Business Days after such filings are made, including, without limitation, filings which seek approval of Governmental Authorities with respect to transactions between the Guarantor or such Subsidiary and its Affiliates.

          (iii) Within five (5) Business Days of such notice, notice of proposed or actual suspension, termination or revocation of any material License of the Guarantor or any Subsidiary by any Governmental Authority or of receipt of notice from any Governmental Authority notifying the Guarantor or any Insurance Subsidiary of a hearing relating to such a suspension, termination or revocation, including any request by a Governmental Authority which commits the Guarantor or any Subsidiary to take, or refrain from taking, any action or which otherwise materially and adversely affects the authority of the Guarantor or any Subsidiary to conduct its business.

          (iv) Within five (5) Business Days of such notice, notice of any pending or threatened investigation or regulatory proceeding (other than routine periodic investigations or reviews) by any Governmental Authority concerning the business, practices or operations of the Guarantor or any Insurance Subsidiary.

          (v) Promptly, notice of any actual or, to the best of the Guarantor's knowledge, proposed material changes in the Insurance Code governing the investment or dividend practices of any Insurance Subsidiary.

          (vi) Promptly, such additional financial and other information as the Administrative Agent may from time to time reasonably request.

          (f)  Compliance Certificates.  Concurrently with the delivery to the
               -----------------------
Administrative Agent of the GAAP financial statements under Sections 5.1(a)(i)
                                                            ------------------
and 5.1(a)(ii), for each Fiscal Quarter and Fiscal Year of the Guarantor, and at
    ----------
any other time no later than thirty (30) Business Days following a written request of the Administrative Agent, a duly completed Compliance Certificate, signed by the chief financial officer, treasurer or controller of the Guarantor, and showing compliance with Section 6.3, and to the effect that, to the best of
                            -----------
such officer's knowledge, as of such date no Default has occurred and is continuing.

          (g)  Reports to SEC and to Shareholders.  Promptly upon the filing or
               ----------------------------------
making thereof copies of (i) each filing and report made by the Guarantor or any of its Subsidiaries with or to any securities exchange or the Securities and Exchange Commission and (ii) each communication from the Guarantor to shareholders generally.

          (h)  Notice of Litigation, License, ERISA.  Promptly upon learning of
               ------------------------------------
the occurrence of any of the following, written notice thereof, describing the same and the steps being taken by the Guarantor with respect thereto: (i) the institution of, or any adverse determination in, any litigation, arbitration proceeding or governmental proceeding (including any Internal Revenue Service or Department of Labor proceeding with respect to any Plan or Welfare Plan) which could, if adversely determined, be reasonably expected to have a Material Adverse Effect and which is not Ordinary Course Litigation, (ii) an ERISA Event or an event with respect to any Plan which could result in the incurrence by the Guarantor or any of its Subsidiaries of any material liability (other than a liability for contributions or premiums), fine or penalty which could reasonable be expected to have a Material Adverse Effect, (iii) the commencement of any dispute which might lead to the modification, transfer, revocation, suspension or termination of this Agreement or any Loan Document or (iv) any event which could be reasonably expected to have a Material Adverse Effect.

          (i)  New Subsidiaries.  Promptly upon formation or acquisition of any
               ----------------
Subsidiary, written notice of the name, purpose and capitalization of such Subsidiary and whether such Subsidiary is a Subsidiary.

          (j)  Updated Schedules.  From time to time, and in any event
               -----------------
concurrently with delivery of the financial statements under Section 5.1(a)(i)
                                                             -----------------
and (ii), a revised Schedule 4.15, if applicable, showing changes from the
    ----            -------------
Schedule previously delivered.
- --------

          (k)  Other Information.  From time to time such other information
               -----------------
concerning the Guarantor or any Subsidiary as the Administrative Agent or any Lender may reasonably request.

     SECTION V.2  Corporate Existence; Foreign Qualification.  Do and cause to
                  ------------------------------------------
be done at all times all things necessary to (a) maintain and preserve the corporate existence of the Guarantor, the Borrower and each other Subsidiary of the Guarantor (except that inactive Subsidiaries of the Guarantor may be merged out of existence or dissolved, a Subsidiary (other than the Borrower) may be dissolved if the Guarantor determines in good faith that such termination is in the best interests of the Guarantor and is not materially disadvantageous to the Lenders and Subsidiaries of the Borrower may be dissolved in accordance with
Schedule 4.1), (b) be, and ensure that each Subsidiary of the Guarantor is, duly
- ------------
qualified to do business and (to the extent applicable) be in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary unless the failure to be so qualified would not have a Material Adverse Effect, and (c) do or cause to be done all things necessary to preserve and keep in full force and effect the Borrowers and the Guarantor's corporate existence.

     SECTION V.3  Books, Records and Inspections.  (a) Maintain, and cause each
                  ------------------------------
of its Subsidiaries to maintain, materially complete and accurate books and records in accordance with GAAP and in addition, with respect to the Guarantor and each Insurance Subsidiary, SAP, (b) permit, and cause each of its Subsidiaries to permit, access at reasonable times by the Administrative Agent to its books and records, (c) permit, and cause each of its Subsidiaries to permit, the Administrative Agent or its designated representative to inspect at reasonable times its properties and operations, and (d) permit, and cause each of its Subsidiaries to permit, the Administrative Agent to discuss its business, operations and financial condition with its officers and its independent accountants.

     SECTION V.4  Insurance.  Maintain, and cause each of its Subsidiaries to
                  ---------
maintain, Insurance Policies to such extent and against such hazards and liabilities as is required by law or customarily maintained by prudent companies similarly situated.

     SECTION V.5  Taxes and Liabilities.  Pay, and cause each of its
                  ---------------------
Subsidiaries to pay, when due all material taxes, assessments and other material liabilities except as contested in good faith and by appropriate proceedings with respect to which reserves have been established, and are being maintained, in accordance with GAAP except where failure to pay would not have a Material Adverse Effect.

     SECTION V.6  Employee Benefit Plans.  Maintain, and cause each of its
                  ----------------------
Subsidiaries to maintain, each Plan and Welfare Plan in compliance in all material respects with all applicable Requirements of Law except where failure to so comply would not have a Material Adverse Effect.

     SECTION V.7  Compliance with Laws.  Comply, and cause each of its
                  --------------------
Subsidiaries to comply, (a) with all federal and local laws, rules and regulations related to its businesses (including, without limitation, the establishment of all insurance reserves required to be established under SAP and applicable laws restricting the investments of the Guarantor and its Insurance Subsidiaries), and (b) with all Contractual Obligations binding upon such entity, except in each case where failure to so comply would not in the aggregate have a Material Adverse Effect.

     SECTION V.8  Maintenance of Permits.  Maintain, and cause each of its
                  ----------------------
Subsidiaries to maintain, all permits, licenses and consents as may be required for the conduct of its business by any federal or local government agency or instrumentality except (x) for such permits, licenses and consents related to assets which are sold in accordance with Section 6.4 or (y) where failure to
                                         -----------
maintain the same would not have a Material Adverse Effect.

     SECTION V.9  Conduct of Business.  Engage, and cause each Subsidiary
                  -------------------
(other than the Borrower and its Subsidiaries) to engage, primarily in insurance and reinsurance business and related activities.

     SECTION V.10 Environmental Laws.  The Guarantor shall, and shall cause
                  ------------------
each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all applicable Environmental Laws except where the failure to so comply would not in the aggregate have a Material Adverse Effect.


                                  ARTICLE VI

                              NEGATIVE COVENANTS

     Until the Loans and all other Obligations are paid in full each of the Borrower and the Guarantor agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

     SECTION VI.1 Limitations on Debts.  Not and not suffer or permit any
                  --------------------
Subsidiary to, create, incur, assume or suffer to exist any Debt, except (a) obligations arising under the Loan Documents, (b) Debt outstanding on the Effective Date and listed on Schedule 6.1 and any extension or renewal of such
                             ------------
Debt provided that the Debt so extended or renewed does not exceed the aggregate principal amount of such Debt prior to giving effect to such extension or renewal or, (c) Debt hereafter incurred in connection with Liens permitted by
Section 6.2.
- -----------

     SECTION VI.2  Limitation on Liens.  Not, and not suffer or permit any
                   -------------------
Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):
                                                        ---------------

          (a) any Lien existing on property of the Guarantor or any Subsidiary on the Effective Date and set forth in Schedule 6.2 securing Debt outstanding on
                                       ------------
such date and any extension, renewal of, or substitution for such Lien provided that the Debt secured by such Lien after such extension, renewal or substitution does not exceed the aggregate principal amount of such Debt prior to giving effect to such extension, renewal or substitution and any such substitution Lien does not cover Asset to be Sold;

          (b) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 4.17, provided that no notice
                                         ------------
of lien has been filed or recorded under the Code;

          (c) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

          (d) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

          (e) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Guarantor and its Subsidiaries do not exceed $5,000,000;

          (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Guarantor and its Subsidiaries;

          (g) purchase money security interests on any property acquired or held by the Guarantor or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien
                                                 -------- ----
attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, and (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed $5,000,000; and

          (h) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a
                        -------- ----
dedicated cash collateral account and is not subject to restrictions against access by the Guarantor or such Subsidiary in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Guarantor or any Subsidiary to provide collateral to the depository institution.

     SECTION VI.3  Net Worth.  Not permit Net Worth to be less than
                   ---------
$1,700,000,000.

     SECTION VI.4  Disposition of Assets.  The Guarantor shall not, and shall
                   ---------------------
not suffer or permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or any substantial part of its property

(including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

          (a) dispositions of used, worn-out or surplus equipment, all in the ordinary course of business;

          (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

          (c) dispositions of the Assets to be Sold provided the Net Cash Proceeds are applied as required under Section 2.5;
                                       -----------

          (d) any such sale, transfer, lease or disposition to the Guarantor or a wholly owned Subsidiary other than the Assets to be Sold;

          (e)  any lease in the ordinary course of business; and

          (f) any such disposition in connection with the dissolution of a Subsidiary in accordance with Section 5.2 hereof.
                              -----------

     SECTION VI.5  Mergers, Consolidations and Acquisitions.  Not, and not
                   ----------------------------------------
permit any of its Subsidiaries to, merge or consolidate, or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other Person (other than a newly formed Subsidiary or the acquisition of a Subsidiary which constitutes less than 10% of the consolidated assets of the Guarantor or the acquisition of shares of a Subsidiary held by minority shareholders), except for any such merger or consolidation, sale, transfer, conveyance, lease or assignment of any wholly owned Subsidiary into, with or to any other wholly owned Subsidiary, the Borrower or the Guarantor, provided, in the case of any merger or consolidation of the Borrower or the Guarantor, the Borrower or the Guarantor, as the case may be is the surviving corporation.

     SECTION VI.6  Regulations U and X.  Not, and not permit any of its
                   -------------------
Subsidiaries to, hold margin stock (as such term is defined in Regulation U of the FRB) having a value in excess of 20% of the value of the assets of the Guarantor and its Subsidiaries taken as a whole after taking into account the application of the proceeds of the Credit Extensions.

     SECTION VI.7  Other Agreements.  Not, and not permit any of its
                   ----------------
Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by the performance of obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith.

     SECTION VI.8   Transactions with Affiliates.  Not, and not permit any
                    ----------------------------
Subsidiary to, enter into, or cause, suffer or permit to exist, directly or indirectly, any arrangement, transaction or contract with any of its Affiliates unless such arrangement, transaction or contract is on an arm's length basis.

     SECTION VI.9   Restrictions On Negative Pledge Agreements.  Not, and not
                    ------------------------------------------
permit any of its Subsidiaries to enter into or assume any agreement to which it is a party, other than this Agreement which places any restrictions upon the right of the Guarantor or any of its Subsidiaries to sell, pledge or otherwise dispose of any material portion of its properties now owned or hereafter acquired except for such restrictions imposed by federal or state laws upon the rights of the Guarantor or any of its Subsidiaries to sell, pledge or otherwise dispose of securities owned by it.

     SECTION VI.10  No Amendment of Certain Documents.  Not enter into or permit
                    ---------------------------------
to exist any amendment, modification or waiver of Organization Documents as in effect on the Effective Date which would (a) create or amend redemption provisions applicable to the Guarantor's capital stock to provide for mandatory redemption or redemption at the option of the holder prior to the Stated Maturity Date or (b) in any manner be materially adverse to the interests of the Lenders.

     SECTION VI.11  Dividends, Etc..  Not, and not permit its Subsidiaries to,
                    ---------------
(a) declare or pay any dividends on any of its capital stock (other than pro rata payments of dividends by a Subsidiary to the Guarantor and such Subsidiary's other shareholders), (b) purchase or redeem any capital stock of the Guarantor or any Subsidiary (except as set forth in Section 6.5) or any
                                                        -----------
warrants, options or other rights in respect of such stock (other than the pro rata purchase or redemption by a Subsidiary of its capital stock, warrants, options or other rights in respect of such stock), or (c) set aside funds for any of the foregoing if at the time of such declaration, payment, purchase or redemption, a Default or Event of Default has occurred and is continuing.

                                  ARTICLE VII

                      EVENTS OF DEFAULT AND THEIR EFFECT

          SECTION VII.1  Events of Default.  Each of the following shall
                         ------------------
constitute an Event of Default under this Agreement:

          (a) Non-Payment of Loan.  Default in the payment when due of any
              -------------------
principal on the Loans.

          (b) Non-Payment of Interest, Fees, etc.  Default, and continuance
              ----------------------------------
thereof for three (3) Business Days, in the payment when due of interest on the Credit Extensions, fees or of any other amount payable hereunder or under the Loan Documents.

          (c)  Non-Payment of Other Debt. (i) Default in the payment when due
               -------------------------
and continuance of such default after any applicable grace period (whether or not such Debt is accelerated) of any other Debt of, or guaranteed by, the Guarantor or any of its Subsidiaries if the aggregate amount of Debt of the Guarantor and/or any of its Subsidiaries which is due and payable or which is or may be accelerated, by reason of such default or defaults is $5,000,000 or more, or (ii) default in the performance or observance of any obligation or condition and continuance of such default after any applicable grace period with respect to any such other Debt of, or guaranteed by, the Guarantor and/or any of its Subsidiaries if the effect of such default or defaults is to accelerate or permit the acceleration of the maturity of any such Debt of $5,000,000 or more in the aggregate prior to its expressed maturity.

          (d)  Other Material Obligations.  Except for obligations covered under
               --------------------------
other provisions of this Article VII, default in the payment when due, or in the
                         -----------
performance or observance of, any material obligation of, or material condition agreed to by, the Guarantor or any of its Subsidiaries with respect to any material purchase or lease obligation of $5,000,000 or more (unless the existence of any such default is being contested in good faith and by appropriate proceedings and the Guarantor has established, and is maintaining, adequate reserves therefor in accordance with GAAP) which default continues for a period of 30 days.

          (e)  Bankruptcy, Insolvency, etc.  (i) The Guarantor or any Subsidiary
               ---------------------------
becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; (ii) there shall be commenced by or against any such Person any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, supervision, conservatorship, liquidation, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, rehabilitation, conservation, supervision, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, obligations or liabilities, or (B) seeking appointment of a receiver, trustee, custodian, rehabilitator, conservator, supervisor, liquidator or other similar official for it or for all or any substantial part of its assets, in each case which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) if filed against such Person, remains undismissed, undischarged or unstayed for a period of 60 days; or (iii) there shall be commenced against any such Person any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any of such Persons shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause(ii) or (iii) above; or (v) any Governmental Authority shall
         ----------    -----
issue any order of conservation, supervision or any other order of like effect relating to any of such Persons.

          (f)  Non-compliance With Certain Financial Conditions.  Failure by the
               ------------------------------------------------
Guarantor or the Borrower to comply with its covenants set forth in Article VI.
                                                                    ----------

          (g)  Non-compliance With Other Provisions.  Failure by the Guarantor
               ------------------------------------
or the Borrower to comply with or to perform any provision of this Agreement or the other Loan Documents (and not constituting an Event of Default under any of the other provisions of this Article VII) and continuance of such failure for 30
                             -----------
days.

          (h)  Warranties and Representations.  Any warranty or representation
               ------------------------------
made by or on behalf of the Guarantor or any Subsidiary herein is inaccurate or incorrect or is breached or false or misleading in any material respect as of the date such warranty or representation is made; or any schedule, certificate, financial statement, report, notice, or other instrument furnished by or on behalf of Guarantor or any Subsidiary to the Administrative Agent or the Lenders is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

          (i)  Employee Benefit Plans.  A contribution failure occurs with
               ----------------------
respect to any Plan sufficient to give rise to a Lien against the Guarantor or any of its Subsidiaries under section 302(f)(1) of ERISA (as in effect on the Effective Date) or withdrawal by one or more companies in the Controlled Group from one or more Multiemployer Plans to which it or they have an obligation to contribute and the withdrawal liability (without unaccrued interest) to multiemployer plans as a result of such withdrawal or withdrawals (including any outstanding withdrawal liability that the Controlled Group has incurred on the date of such withdrawal) is $5,000,000 or more.

          (j)  Loan Documents.  Any action shall be taken by or on behalf of the
               --------------
Borrower, the Guarantor or any Affiliate thereof to discontinue any of the Loan Documents or to contest the validity, binding nature or enforceability of any thereof.

          (k)  Change in Control.  A Change in Control occurs.
               -----------------

          (l)  Judgments.  A final judgment or judgments which exceed an
               ---------
aggregate of $5,000,000 (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights) shall be rendered against the Guarantor or any Subsidiary and shall not have been discharged or vacated or had execution thereof stayed pending appeal within 60 days after entry or filing of such judgment(s).

          (m)  Change in Law.  Any change is made in the Insurance Code which
               -------------
affects the dividend practices of any Insurance Subsidiary and which is reasonably likely to have a Material Adverse Effect on the ability of the Guarantor to perform its obligations under the Agreement and such circumstances shall continue for30 days.

          SECTION VII.2  Effect of Event of Default.  If any Event of Default
                         --------------------------
described in Section 7.1(e) shall occur, all Obligations hereunder shall become
             --------------
immediately due and payable and the Borrower shall become immediately obligated to repay all Loans, all without notice of any kind; and, in the case of any other Event of Default, the Administrative Agent may, and upon the written request of the Required Lenders shall, declare all Obligations to be due and payable and demand that the Borrower repay all Loans, whereupon all of the Obligations shall become immediately due and payable and the Borrower shall immediately repay all Obligations, all without further notice of any kind. The Administrative Agent shall promptly advise the Borrower of any such declaration but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 7.1(a) may not be waived except by consent of all of the
             --------------
Lenders and acknowledged by the Administrative Agent in writing.


                                 ARTICLE VIII

                                  CONDITIONS

     SECTION VIII.1  Conditions to Occurrence of the Effective Date.  The
                     ----------------------------------------------
occurrence of the Effective Date shall be subject to receipt by the Administrative Agent of all of the following, each duly executed and dated the Effective Date (or such earlier date as shall be satisfactory to the Administrative Agent), each in form and substance satisfactory to the Administrative Agent (with such copies as the Administrative Agent shall request):

          (a)  This Agreement and Certain Related Documents.  This Agreement and
               --------------------------------------------
such other Loan Documents as are required to be delivered by the terms of this Agreement.

          (b)  Resolutions.  Certified copies of resolutions of the Board of
               -----------
Directors of the Guarantor and the Borrower authorizing the execution, delivery and performance, respectively, of those documents and matters required of it with respect to this Agreement or the other Loan Documents.

          (c)  Incumbency and Signatures.  A certificate of an Authorized
               -------------------------
Officer of the Borrower and of the Guarantor certifying the names of the individual or individuals authorized to sign this Agreement and the other Loan Documents, together with a sample of the true signature of each such individual. (The Lenders may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein.)

          (d)  Organization Documents, etc.  A Certificate of an Authorized
               ---------------------------
Officer certifying true and correct copies of the Organization Documents of the Borrower and the Guarantor.

          (e)  Opinion of Counsel.  The opinion of (i) LeBouef, Lamb, Green &
               ------------------
MacRae, L.L.P., New York counsel to the Borrower and the Guarantor and (ii) Conyers, Dill & Pearman, Bermuda counsel to the Borrower and the Guarantor, in each case addressed to the Administrative Agent and the Lenders in form and substance satisfactory to the Administrative Agent and its counsel.

          (f)  Insurance Proceedings.  Certificate of an Authorized Officer
               ---------------------
certifying that to such officer's best knowledge there are no Insurance regulatory proceedings pending or threatened against the Guarantor or any Insurance Subsidiary in any jurisdiction.

          (g)  Material Adverse Change Certificate.  An officer's certificate,
               -----------------------------------
signed by an Authorized Officer, certifying that to such officer's best knowledge, since June 30, 2000, no event has occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

          (h) Acquisition.  The Guarantor shall have completed the acquisition
              -----------
of Reliance Re on terms and conditions acceptable to the Administrative Agent.

          (i)  Other.  Such other documents as the Administrative Agent may
               -----
reasonably request.

     SECTION VIII.2  Conditions to All Credit Extensions.  The obligation of
                     -----------------------------------
the Lenders to make all Credit Extensions shall be subject to the prior or concurrent satisfaction (in form and substance satisfactory to the Administrative Agent) of each of the conditions precedent set forth below:

          (a)  No Default.  No Default or Event of Default shall have occurred
               ----------
and be continuing or will result from the making of the Credit Extensions and no Default or Event of Default shall have occurred and be continuing under the Loan Documents or will result from the making of the Credit Extensions.

          (b)  Warranties and Representations.  All warranties and
               ------------------------------
representations contained in this Agreement shall be true and correct in all material respects as of the date of such Credit Extension, with the same effect as though made on the date of and concurrently with the making of such Credit Extension (except where such representation speaks as of specified date).

          (c)  Litigation.  (i) No litigation (including, without limitation,
               ----------
derivative actions), arbitration, governmental investigation or proceeding or inquiry shall be, on the date of any Credit Extension, pending, or to the knowledge of the Borrower or the Guarantor, threatened which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or to obtain material relief as a result of, the transactions contemplated hereunder or, in the reasonable opinion of the Required Lenders, could be reasonably expected to be materially adverse to any of the parties to this Agreement and which is not Ordinary Course Litigation, and (ii) in the reasonable opinion of the Required Lenders, no material adverse development shall have occurred in any litigation (including, without limitation, derivative actions), arbitration, government investigation or proceeding or inquiry disclosed in Schedule 4.4
                                                               ------------
which is likely to have a Material Adverse Effect.

          (d)  Fees.  The fees referred to in Section 2.7 which are due and
               ----                           -----------
payable on or prior to the Effective Date shall have been paid to the Administrative Agent.

          (e)  Borrowing Request.  With respect to the initial Loans, the
               -----------------
Administrative Agent shall have received a Borrowing Request in form and substance acceptable to the Administrative Agent.

                                  ARTICLE IX

                           THE ADMINISTRATIVE AGENT

     SECTION IX.1  Appointment and Authorization.  Each Lender hereby
                   -----------------------------
irrevocably (subject to Section 9.9) appoints, designates and authorizes the
                        -----------
Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

     SECTION IX.2  Delegation of Duties.  The Administrative Agent may execute
                   --------------------
any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     SECTION IX.3  Liability of Administrative Agent.  None of the Agent-Related
                   ---------------------------------
Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the

Guarantor or any Subsidiary or Affiliate of the Guarantor, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Guarantor or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Guarantor or any of the Guarantor's Subsidiaries or Affiliates.

     SECTION IX.4  Reliance by Administrative Agent.  (a)  The Administrative
                   --------------------------------
Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower or the Guarantor), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.
The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

          (b) For purposes of determining compliance with the conditions specified in Section 8.1, each Lender that has executed this Agreement shall be
             -----------
deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

     SECTION IX.5  Notice of Default.  The Administrative Agent shall not be
                   -----------------
deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower or the Guarantor referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice.

The Administrative Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with
Article VII; provided, however, that unless and until the Administrative Agent
- -----------  --------  -------
has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

     SECTION IX.6  Credit Decision.  Each of the Lenders acknowledges that none
                   ---------------
of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Guarantor and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Guarantor and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower or the Guarantor. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or the Guarantor which may come into the possession of any of the Agent-Related Persons.

     SECTION IX.7  Indemnification.  Whether or not the transactions
                   ---------------
contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however,
                                                            --------  -------
that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

     SECTION IX.8  Administrative Agent in Individual Capacity.  BofA and its
                   -------------------------------------------
Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Guarantor and its Subsidiaries and Affiliates as though BofA were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Guarantor or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Guarantor or such Subsidiary) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Credit Extensions, BofA shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" include BofA in its individual capacity.

     SECTION IX.9  Successor Administrative Agent.  The Administrative Agent
                   ------------------------------
may, and at the request of the Required Lenders shall, resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Borrower. If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX and Sections 11.4 and
                                             ----------     -------------
11.5 shall inure to its benefit as to any actions taken or omitted to be taken
- ----
by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

     SECTION IX.10  Withholding Tax.  (a)  If any Lender (other than a Lender
                    ---------------
located in Bermuda) is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from U.S. withholding tax under Sections 1441 or 1442 of the

Code, such Lender agrees with and in favor of the Administrative Agent, to deliver to the Administrative Agent and the Borrower:

          (i) if such Lender claims an exemption from withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

          (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

          (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from United States withholding tax.

Each Lender agrees to promptly notify the Administrative Agent and the Borrower of any change in circumstances which would modify or render invalid any claimed exemption.

          (b) If any Lender claims exemption from withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Administrative Agent will treat such Lender's IRS Form 1001 as no longer valid.

          (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Administrative Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (d) If the forms or other documentation required by subsection (a) of this Section are not delivered, then the Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

          (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from withholding tax ineffective, or for any other reason) such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.


                                   ARTICLE X

                                   GUARANTY

     SECTION X.1  Guaranty.  The Guarantor hereby absolutely, unconditionally
                  --------
and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all Obligations (monetary or otherwise) of the Borrower, to each of the Lenders and to the Administrative Agent, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with this Agreement or any other Loan Document, in each case as the same may be amended, modified, extended or renewed from time to time (all such obligations being herein collectively called the "Guaranteed Obligations"),
                                                       ----------------------

     The obligations of the Guarantor under this Article X constitute a guaranty
                                                 ---------
by the Guarantor of payment when due and not of collection and the Guarantor specifically agrees that it shall not be necessary or required that the Administrative Agent or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

     Any term or provision of this Article X or any other Loan Document to the
                                   ---------
contrary notwithstanding, the aggregate maximum amount of the Guaranteed Obligations for which the Guarantor shall be liable shall not exceed the maximum amount for which the Guarantor can be liable without rendering the obligations of the Guarantor under this Article X or any other Loan Document as it relates
                            ---------
to the Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer.

     SECTION X.2  Acceleration of Guaranty.  The Guarantor agrees that, in the
                  ------------------------
event of any Event of Default under Section 7.1(e), and if such event shall
                                    --------------
occur at a time when any of its Guaranteed Obligations are not then due and payable, the Guarantor shall pay to the Administrative Agent for the account of the Administrative Agent and the Lenders forthwith the full amount which would be payable hereunder by the Guarantor if all the Guaranteed Obligations were then due and payable.

     SECTION X.3  Guaranty Absolute, etc.  The obligations of the Guarantor
                  ----------------------
under this Article X shall in all respects be continuing, absolute,
           ---------
unconditional and irrevocable, and shall remain in full force and effect until all the Guaranteed Obligations have been paid in full, finally and indefeasibly and all obligations of the Guarantor hereunder shall have been paid in full, finally and indefeasibly. The Guarantor guarantees that the Guaranteed Obligations shall be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto. The creation or existence from time to time of additional Guaranteed Obligations to the Administrative Agent or the Lenders or any of them is hereby authorized, without notice to the Guarantor, and shall in no way impair the rights of the Administrative Agent or the Lenders or the obligations of the Guarantor under this Article X, including the guaranty
                                        ---------
hereunder of such additional Guaranteed Obligations. The liability of the Guarantor under this Article X shall be absolute, unconditional and irrevocable
                     ---------
irrespective of:

          (a) any lack of validity, legality or enforceability of this Agreement or any other Loan Document;

          (b)  the failure of the Administrative Agent or any Lender

               (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Person (including any other guarantor) under the provisions of this Agreement or any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Guaranteed Obligations;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

          (d) any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement or any other Loan Document;

          (f) (i) any addition, exchange, release, surrender or non-perfection of any collateral or (ii) any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty held by the Administrative Agent or any Lender, securing or supporting any of the Guaranteed Obligations; or

          (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Guarantor, the Borrower, any surety or any other guarantor.

     SECTION X.4  Reinstatement, etc.  The Guarantor agrees that its obligations
                  ------------------
under this Article X shall continue to be effective or be reinstated, as the
           ---------
case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by the Administrative Agent or any Lender, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Person or otherwise, as though such payment had not been made.

     SECTION X.5  Waiver, etc.  The Guarantor hereby waives promptness,
                  -----------
diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and its obligations under this Article X and any
                                                      ---------
requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower or any other Person (including any other guarantor) or entity or any collateral securing any Guaranteed Obligations.

     SECTION X.6  Waiver of Subrogation and Contribution.  Until the Guaranteed
                  --------------------------------------
Obligations have been paid in cash indefeasibly in full, the Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Borrower or any other Person that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this
Article X or any other Loan Document, including any right of subrogation,
- ---------
reimbursement, contribution, exoneration, or indemnification, any right to participate in any claim or remedy of the Administrative Agent or any Lender against the Borrower or any other Person or any collateral which the Administrative Agent or any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower or any other Person, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in cash indefeasibly in full, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Administrative Agent and the Lenders, and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.


                                  ARTICLE XI

                                 MISCELLANEOUS

     SECTION XI.1  Amendments and Waivers.  No amendment or waiver of any
                   ----------------------
provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Administrative Agent at the written request of the Required Lenders) and the Borrower and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or
                         --------  -------
consent shall, unless in writing and signed by all the Lenders and the Borrower and acknowledged by the Administrative Agent, do any of the following:

          (a) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

          (b) reduce the principal of, or the rate of interest specified herein, or any fees or other amounts payable hereunder or under any other Loan Document;

          (c) change the definition of Required Lenders; or

          (d) amend this Section, or Section 2.10, or any provision herein
                                     ------------
providing for consent or other action by all Lenders;

and, provided further, that no amendment, waiver or consent shall, unless in
     -------- -------
writing and signed by the Administrative Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document.

     SECTION XI.2  Notices.  (a)  All notices, requests and other communications
                   -------
shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Borrower by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 10.2, and (ii) except in the case
                                     -------------
of Notices of Borrowing and Notices of Conversions/Continuation, shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on
Schedule 10.2; or, as directed to the Borrower or the Administrative Agent, to
- -------------
such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent.

          (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or, if delivered, upon delivery, except that notices pursuant to Article II or IX shall not be effective until actually received by
            ----------    --
the Administrative Agent.

          (c) Any agreement of the Administrative Agent, and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent and the Lenders shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Administrative Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Obligations shall not be affected in any way or to any extent by any failure by the Administrative Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent and the Lenders to be contained in the telephonic or facsimile notice.

     SECTION XI.3  No Waiver; Cumulative Remedies.  No failure to exercise and
                   ------------------------------
no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     SECTION XI.4  Costs and Expenses.  The Borrower shall:
                   ------------------

          (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Administrative Agent) within ten Business Days after demand for all costs and expenses incurred by BofA (including in its capacity as

Administrative Agent) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Administrative Agent) with respect thereto; and

          (b) pay or reimburse the Administrative Agent and each Lender within ten Business Days after demand for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Credit Extensions, and including in any insolvency proceeding or appellate proceeding).

     SECTION XI.5  Indemnity.  Whether or not the transactions contemplated
                   ---------
hereby are consummated, the Borrower shall indemnify and hold the Agent-Related Persons and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person")
                                                            ------------------
harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Obligations and the termination, resignation or replacement of the Administrative Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any insolvency proceeding or appellate proceeding) related to or arising out of this Agreement or the Credit Extensions or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities");
                                                     -----------------------
provided, that the Borrower shall have no obligation hereunder to any
- --------
Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

     SECTION XI.6  Payments Set Aside.  To the extent that the Borrower makes a
                   ------------------
payment to the Administrative Agent or the Lenders, or the Administrative Agent or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any insolvency proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its pro rata share of any amount so recovered from or repaid by the Administrative Agent.

     SECTION XI.7  Successors and Assigns.  The provisions of this Agreement
                   ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither Borrower nor the Guarantor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender.

     SECTION XI.8  Assignments, Participations, etc.  (a)  Any Lender may, with
                   ---------------------------------
the written consent of the Borrower (at all times other than during the existence of an Event of Default) and the Administrative Agent, which consents shall not be unreasonably withheld (provided that no written consent of the Borrower or the Administrative Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all,
                                    --------
of the Credit Extensions and the other rights and obligations of such Lender hereunder, provided, however, that (x) the aggregate principal amount of the
           --------  -------
Credit Extensions assigned by any Lender to someone other than another Lender shall be in a minimum amount of $5,000,000 (or if less, the entire Credit Extensions then held by such Lender) and (y) after giving effect to any such assignment by a Lender, the aggregate amount of the Credit Extensions held by such assigning Lender is at least $5,000,000 (unless such Lender has assigned the entire Credit Extensions then held by it). The Guarantor and the Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Administrative Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Administrative Agent an Assignment and Acceptance in the form of Exhibit D
                                                                 ---------
("Assignment and Acceptance") and (iii) the assignor Lender or Assignee has paid
  -------------------------
to the Administrative Agent a processing fee in the amount of $3,000.

          (b) From and after the date that the Administrative Agent notifies the assignor Lender that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

          (c) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee.

          (d) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Borrower (a "Participant") participating
                                                 -----------
interests in any Credit Extension and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided,
 ------------------                                                 --------
however, that (i) the originating Lender's obligations under this Agreement
- -------
shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Administrative Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the first proviso to Section 10.1. In the case of any such
                    ----- -------    ------------
participation, the Participant shall be entitled to the benefit of Sections 3.1,
                                                                   ------------
3.3 and 10.5 to the extent the Lender selling such participation would be so
- ---     ----
entitled as though it were also a Lender hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

          (e) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Lender in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

     SECTION XI.9  Confidentiality.  Each of the Lenders agrees to take and to
                   ---------------
cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Borrower or the Guarantor and provided to it by the Borrower, the Guarantor or any Subsidiary, or by the Administrative Agent on the Borrower's, the Guarantor's or such Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Guarantor or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by such Lender, or
(ii) was or becomes available on a non-confidential basis from a source other than the

Borrower or the Guarantor, provided that such source is not bound by a confidentiality agreement with the Borrower or the Guarantor known to such Lender; provided, however, that any Lender may disclose such information (A) at
        --------  -------
the request or pursuant to any requirement of any Governmental Authority to which such Lender is subject or in connection with an examination of such Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent, any Lender or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder; (H) to any Lender or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower or the Guarantor or any Subsidiary is party or is deemed party with such Lender or such Affiliate; and (I) to its Affiliates which are either such Lender's parent or it or its parent's wholly owned Subsidiary or, with the prior written consent of the Borrower which shall not be unreasonably withheld, its other Affiliates.

     SECTION XI.10  Set-off.  In addition to any rights and remedies of or the
                    -------
Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, the Administrative Agent and each Lender is authorized at any time and from time to time, without prior notice to the Borrower and the Guarantor, any such notice being waived by the Borrower or the Guarantor to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, the Administrative Agent or such Lender to or for the credit or the account of the Borrower or the Guarantor against any and all Obligations owing to the Administrative Agent or such Lender, now or hereafter existing, irrespective of whether or not or the Administrative Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. The Administrative Agent and each Lender exercising its right of set-off agrees promptly to notify the Borrower or the Guarantor and the Administrative Agent after any such set-off and application made by such Lender; provided, however,
                                                            --------  -------
that the failure to give such notice shall not affect the validity of such set-off and application.

     SECTION XI.11  Notification of Addresses, Lending Offices, Etc.  Each party
                    ------------------------------------------------
hereto shall notify the Administrative Agent in writing of any changes in the address to which notices to such Person should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

     SECTION XI.12  Counterparts.  This Agreement may be executed in any number
                    ------------
of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     SECTION XI.13  Severability.  The illegality or unenforceability of any
                    ------------
provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     SECTION XI.14  No Third Parties Benefitted.  This Agreement is made and
                    ---------------------------
entered into for the sole protection and legal benefit of the Borrower, the Guarantor, the Lenders, the Administrative Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     SECTION XI.15  Governing Law and Jurisdiction.  (a)  THIS AGREEMENT SHALL
                    ------------------------------
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE GUARANTOR, THE ADMINISTRATIVE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE GUARANTOR, THE ADMINISTRATIVE AGENT, AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
               --------------------
BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE BORROWER, THE GUARANTOR, THE ADMINISTRATIVE AGENT AND THE LENDERS WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID OR BY ANY OTHER MEANS PERMITTED BY NEW YORK OR FEDERAL LAW.

     SECTION XI.16  Waiver of Jury Trial.  EACH OF THE BORROWER, THE GUARANTOR,
                    --------------------
THE LENDERS AND THE ADMINISTRATIVE AGENT EACH WAIVE

THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE GUARANTOR, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION XI.17  Currency Indemnity.  If, for the purposes of obtaining
                    ------------------
judgment in any court in any jurisdiction with respect to any Loan Document, it becomes necessary to convert into the currency of such jurisdiction (the "Judgment Currency") any amount due under any Loan Document in any currency
 -----------------
other than the Judgment Currency (the "Currency Due"), then conversion shall be
                                       ------------
made at the rate of exchange prevailing on the Business Day before the day on which judgment is given. For this purpose, "rate of exchange" means the rate at which the Administrative Agent is able, on the relevant date, to purchase the Currency Due with the Judgment Currency in accordance with its normal practice at its main branch in Charlotte, North Carolina. In the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given and the date of payment of the amount due, the Borrower or the Guarantor, as the case may be, will, on the day of payment, pay such additional amount, if any, or be entitled to receive reimbursement of such amount, if any, as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which when converted at the rate of exchange prevailing on the date of payment is the amount then due under any Loan Document in the Currency Due. If the amount of the Currency Due which the Administrative Agent is so able to purchase is less than the amount of the Currency Due originally due to it, the Borrower or the Guarantor, as the case may be, shall indemnify and save the Administrative Agent harmless from and against loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in any Loan Document, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Administrative Agent from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under any Loan Document or under any judgment or order.

     SECTION XI.18  Entire Agreement.  This Agreement, together with the other
                    ----------------
Loan Documents, embodies the entire agreement and understanding among the Borrower, the Guarantor, the Lenders and the Administrative Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

                                OVERSEAS PARTNERS CAPITAL CORP., as Borrower



                                By:    /s/ Mark R. Bridges
                                Title: Treasurer

                                OVERSEAS PARTNERS LTD., as Guarantor



                                By:    /s/ Mary R. Hennessy
                                Title: President and CEO

                                BANK OF AMERICA, NATIONAL ASSOCIATION, as
                                Administrative Agent and Lender


                                By:    /s/ Gary R. Peet
                                Title: ______________________________________